UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 21, 2020

APARTMENT INCOME REIT CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-39686	84-1299717
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1700, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE

 (Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.  ☐

ITEM 8.01.Other Events.

The Board of Directors of Apartment Income REIT Corp. (the “Company”) has determined that the Company’s first Annual Meeting of Stockholders will be held on December 7, 2021. Deadlines for submission of nominations and shareholder proposals are set out below for clarity given that this is the Company’s first Annual Meeting. Additional information is available in the Company’s Amended and Restated Bylaws (“Bylaws”) available on EDGAR at https://www.sec.gov/Archives/edgar/data/926660/000119312520317473/d932189dex34.htm.

•

To be considered timely under the Bylaws, stockholder notice of director nominations and stockholder proposals must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company not earlier than August 16, 2021, nor later than September 15, 2021.

•

To be considered timely under the Bylaws, stockholder notice of proxy access nominations must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company not earlier than May 28, 2021, nor later than June 27, 2021.

•

To be considered timely under Rule 14a-8 of the Securities Exchange Act of 1934, stockholder proposals eligible to be included in the Company’s annual meeting proxy materials must be received at the Company’s principal executive offices not later than June 27, 2021 (which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the Annual Meeting).

ITEM 9.01. Financial Statements and Exhibits.

       (d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2020

APARTMENT INCOME REIT CORP.

/s/ Lisa R. Cohn
Lisa R. Cohn
President, General Counsel, and Secretary